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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of report: September 15, 2005
                        (Date of earliest event reported)

                             SOUTHWEST WATER COMPANY
             (Exact name of registrant as specified in its charter)


        Delaware                      0-8176                   95-1840947
       (State of              (Commission File Number)       (IRS Employer
      Incorporation)                                       Identification No.)

                              One Wilshire Building
                       624 South Grand Avenue, Suite 2900
                       Los Angeles, California 90017-3782
          (Address of principal executive offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)



     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(c)  Appointment of Principal Officers.

     On September 15, 2005, we announced that James E. Mann, 52, has joined Southwest Water Company as Vice President, Controller. Mr. Mann began his employment with Southwest on September 12, 2005. Prior to joining Southwest Water, Mr. Mann spent 13 years with DeCrane Aircraft Holdings, Inc., most recently as vice president of SEC compliance, and is a certified public accountant.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2005
                                             SOUTHWEST WATER COMPANY



                                             By:  /s/ Shelley A. Farnham
                                                  ----------------------
                                                  Shelley A. Farnham
                                                  Secretary